RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
NOTE 9 - RELATED PARTY TRANSACTIONS

On January 18, 2012, the Company issued 99,999,000 shares of its common stock for total proceeds of $3,000. On December 18, 2012, these shares were returned for voluntary cancellation.

During the period ended December 31, 2012, the former director loaned $6,169 to the Company to pay for business expenses. The loan was non-interest bearing, due upon demand and unsecured. The loan was forgiven on December 19, 2012 and the balance has been recorded as an increase in additional paid-in capital.

On December 19, 2012, a director loaned $100 to the Company to facilitate the bank account opening. The loan is non-interest bearing, due upon demand and unsecured. The balance due to the director was $100 as of December 31, 2012. This loan was repaid in 2013.

Pursuant to the issuance of shares in the 2012 private placement, the Company incurred costs related to the share issuance of $3,218,171. Of this $253,500 was paid in cash and the balance of $2,964,771 was paid through the issuance of shares and warrants with a deemed value of $2,847,005 and $117,765, respectively.

As of December 31, 2012, accrued compensation owing to a director of the Company in the amount of $50,000 was included in accrued expenses.

In December 2012, pursuant to an option purchase agreement between the Company and BMI, the Company advanced $800,000. On January 2, 2013, the Company exercised the option and the advance was deemed payment of the option. The option granted the Company 20% of the diamond production with respect to BMI’s 55% interest in MDB. On March 23, 2013, upon approval by its Board of Directors, the Company entered into an agreement pursuant to which BMI sold to BMIXPthe rights to all profits, losses and appreciation or depreciation and all other economic and voting interests of any kind in respect of the BMI’s interest in MDB in exchange for the issuance to BMI of 1,000,000 shares of the Company’s common stock. The shares were valued at their fair market value of $0.66 per share as of March 23, 2013, the date that the agreement was entered into. As a result of the acquisition, a deemed dividend of $800,000 was recorded related to the acquisition of the option. See Note 3.

On January 1, 2013, the Company and BMI entered into an administrative services agreement under which BMI provided, at cost, to the Company personnel and facilities to carry out certain of the Company’s business activities in Brazil. This agreement was terminated in 2013 as the Company implemented its infrastructure in Brazil. The total amount provided to BMI during the year ended December 31, 2013 was $228,463.

During the year ended December 31, 2013, the Board of Directors of the Company authorized it to loan $40,650 to BMI. The total due from BMI as of December 31, 2013 is $40,650, and the Company expects that the entirety of this amount will be received in 2014.

During the year ended December 31, 2013, a director loaned $80 to the Company to facilitate a bank account opening. During the period, a director paid expenses of $559 on behalf of the Company. These loans are non-interest bearing, due upon demand and unsecured.